Exhibit 10.4

ACKNOWLEDGMENT OF GUARANTOR

ACKNOWLEDGMENT OF GUARANTOR, dated as of June 30, 2016 (this “Acknowledgment”), made by BLACKSTONE MORTGAGE TRUST, INC., a Maryland corporation having its principal place of business at 345 Park Avenue, New York, New York 10154 (“Guarantor”), in favor of WELLS FARGO BANK, NATIONAL ASSOCIATION, a national banking association (“Buyer”) and any of its parent, subsidiary or affiliated companies.

RECITALS

WHEREAS, in connection with that certain Master Repurchase and Securities Contract, dated as of May 20, 2015, as (a) amended by that certain Amendment No. 1 to Master Repurchase and Securities Contract, dated as of May 28, 2015, (b) amended and restated by that certain Amended and Restated Master Repurchase and Securities Contract, dated as of June 4, 2015, (c) amended by that certain Amendment No. 1 to Amended and Restated Master Repurchase and Securities Contract, dated as of June 11, 2015, (d) amended and restated by that certain Second Amended and Restated Master Repurchase and Securities Contract, dated as of June 23, 2015, (e) amended and restated by that certain Third Amended and Restated Master Repurchase and Securities Contract, dated as of June 30, 2015, (f) amended by that certain Amendment No. 1 to Third Amended and Restated Master Repurchase and Securities Contract, dated as of July 10, 2015, (g) amended by that certain Amendment No. 2 to Third Amended and Restated Master Repurchase and Securities Contract, dated as of October 1, 2015, and (h) amended by that certain Amendment No. 3 to Third Amended and Restated Master Repurchase and Securities Contract, dated as of November 12, 2015 (as so amended, the “Existing Repurchase Agreement”), by and among Buyer, Parlex 5 KEN Finco, LLC (“U.S. Seller”), Parlex 5 KEN UK Finco, LLC (“U.K. Seller”), Parlex 5 KEN CAD Finco, LLC (“CAD Seller”), Parlex 5 KEN ONT Finco, LLC (“ONT Seller”) and Parlex 5 KEN EUR Finco, LLC (“EUR Seller” and, together with U.S. Seller, U.K. Seller, CAD Seller and ONT Seller, “Sellers” and each a “Seller”), Guarantor executed and delivered that certain Amended and Restated Guarantee Agreement, dated as of June 30, 2015 (the “Guarantee Agreement”), made by Guarantor in favor of Buyer.

WHEREAS, Buyer and Sellers are amending and restating the Existing Repurchase Agreement pursuant to that certain Fourth Amended and Restated Master Repurchase and Securities Contract, dated as of June 30, 2016 (as amended, restated, supplemented or otherwise modified and in effect from time to time, the “Repurchase Agreement”), and in connection therewith, Guarantor has agreed to make the acknowledgments set forth herein.

NOW, THEREFORE, to induce Buyer to enter into the Repurchase Agreement and to enter into the Transactions contemplated thereunder, Guarantor hereby makes the following acknowledgments:

Guarantor hereby acknowledges (a) the execution and delivery of the Repurchase Agreement and agrees that it continues to be bound by the Guarantee Agreement, notwithstanding the execution and delivery of the Repurchase Agreement and the impact of the changes set forth therein, and (b) that, as of the date hereof Buyer is in compliance with its undertakings and obligations under the Repurchase Agreement, the Guarantee Agreement and each of the other Repurchase Documents.

THIS ACKNOWLEDGMENT AND ANY CLAIM, CONTROVERSY OR DISPUTE ARISING UNDER OR RELATED TO THIS ACKNOWLEDGMENT, THE RELATIONSHIP BETWEEN GUARANTOR AND BUYER, AND/OR THE INTERPRETATION AND ENFORCEMENT OF THE RIGHTS OF BUYER AND DUTIES OF GUARANTOR SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS AND DECISIONS OF THE STATE OF NEW YORK, WITHOUT REGARD TO THE CHOICE OF LAW RULES THEREOF. GUARANTOR AND BUYER INTEND THAT THE PROVISIONS OF SECTION 5-1401 OF THE NEW YORK GENERAL OBLIGATIONS LAW SHALL APPLY TO THIS ACKNOWLEDGMENT.

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IN WITNESS WHEREOF, the undersigned has caused this Acknowledgment to be duly executed and delivered as of the date first above written.

BLACKSTONE MORTGAGE TRUST, INC., a Maryland corporation

By:	/s/ Douglas Armer
Name:	Douglas Armer
Title:	Managing Director, Head of Capital
Markets and Treasurer